Pericom Semiconductor:
Enabling Serial Connectivity

(Nasdaq: PSEM)

Fiscal 4Q08 Earnings

Safe Harbor

This presentation will include remarks about future expectations, plans and prospects for Pericom which constitute forward-looking statements for purposes of the safe-harbor provisions under applicable federal securities laws. Such forward-looking statements include the statements in the slide entitled  ”Q1 FY09 Business Outlook”, which sets forth expected revenues, gross margin and other financial results for the fiscal first quarter

Actual results may differ materially from our forward-looking statements, as a result of various important risks and uncertainties, including unexpected softness in demand for our products, price erosion for certain of our products, customer decisions to reduce inventory and other risks and uncertainties which are detailed and may be reviewed in the Company’s filings with the SEC.

All forward-looking statements included in this presentation are made as of the date of this presentation, and Pericom expressly disclaims any obligation to update the information provided in this presentation, except as required by law.

We encourage you to review our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q filed with the SEC and, in particular the risk factor sections of those filings.

Recent Earnings Overview

Quarterly:

Quarterly revenue of $43.4 M

Up 5% Q-to-Q and up 38 % vs. Q4 FY07

End market shipments as % of revenues

Computer at 41%, communication at 34%, consumer at 19%,
other 6%

Geographic distribution as % of revenues

US at 8%, Asia at 89%, Europe at 3%

Channel sales as % of revenues

Domestic distribution at 4%, foreign distribution at 45%,
contract manufacturers at 30%, OEMs at 21%

Annual:

Annual revenue of $163.7 M

Up 32.7% from the prior year period

Recent Earnings Overview

Quarterly:

Gross margin of 36.0%

Q4 gross margin down 160 bps sequentially, and down 50 bps vs. Q4 FY07

Operating expense of $10.6 M vs. $10.2 M last Q

Included stock base compensation expenses of $0.6M

Operating income of $5.0 M vs. $5.3 M last Q

Operating margin of 11.6%

Net income of $4.6 M vs. $4.1 M last Q

Net profit margin of 10.6%

GAAP EPS of 17 cents vs. 16 cents last Q

Tax Rate of 32.3%

Annual:

Gross margin of 36.7%

FY08 gross margin up 200 bps compared to FY07

Net income of $17.0 M vs. $8.6 M last year

Net profit margin of 10.4%

GAAP EPS of 64 cents vs. 32 cents last year

Strong Balance Sheet

Cash & Investments                                                          $124M

Working Capital                                                                               $149M

Total Assets                                                                                               $232M

Total Liabilities                                                                                          $24M

Shareholders’ Equity                                                             $207M

Book Value/Share                                                                             $8.14

Cash & Investments/Share                                           $4.86

June 2008

Q4 FY08 vs. Q4 FY07

115%

               $4.6M

              $2.1M

Net income

199%

               $5.0M

$1.7M

Operating Income

8%

$10.6M

              $9.8M

Expenses

36%

$15.6M

            $11.5M

Gross Profit

38%

             $43.4M

            $31.5M

Revenue

% Change

Q4 FY08

Q4 FY07

Product Mix and Key Customers

Product mix as % of revenues

IC at 57%

Included analog switch at 24%, digital switch at 11%, silicon clocks at 8%, connect at 7%, interface at 7%

FCP at 43%

Top five end customers: Dell, Cisco, Gigabyte, HPQ, Asustek

Accounted  for 24% of total revenue,  no 10% customer

New Products

Signal Conditioning:

Four Industry First 'ReDriver' products aimed at PCIe Gen2,
SATA2, and SAS applications

Targets volume Notebook, Desktop PC, Server, Storage, and
Networking platforms

Timing:

A family of  'industry first' PCIe Gen2 very low jitter clock oscillator/buffers

Targets Server, SetTop, Wireless, and Networking platforms

Connectivity:

Three Industry First PCIe bridge and packet switches

Targets volume Computing and Networking platforms

Growth via Enabling Serial Connectivity

Migration of system connectivity from PARALLEL interface to
high-speed SERIAL interface

Billion dollar market opportunity  with broad applications in
Computer, Communication and Consumer segments

Pericom is reaping the benefits  of being an early enabler of serial connectivity with key IPs and broad solutions

Shipment into  Ethernet, PCIe Gen I, Gen II, HDMI and USB
applications now

Production ramp with  DisplayPort, eSATA solutions in 2H
CY2008

Legacy Parallel, Single-Ended Interface:

(ISA, PCI, PCI-X, RS 232, ATA, SCSI…)

Serial Differential Interface:

(1Gb / 10Gb Ethernet, USB, PCI Express, HDMI,
DisplayPort, Fiber Channel, SAS, SATA…)

Q1 FY09 Business Outlook

Revenue in the range of $44.0 M to $46.0 M

Gross margin in the 36.0% to 37.0% range

Operating expenses in the range of $11.0 M to $11.5 M

Include stock-based compensation expenses of approximately
$0.6 M

Higher G&A expenses for fiscal year end audit and SOX
activities

Other income of approximately $1.1 M

Tax rate of approximately 33.0%

Pericom Semiconductor:
Enabling Serial Connectivity

(Nasdaq: PSEM)

Fiscal 4Q08 Earnings

Q & A